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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):    September 28, 2004
                                                      --------------------------

                         LEXINGTON PRECISION CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            0-3252                                      22-1830121
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   (Commission File Number)                  (IRS Employer Identification No.)


   40 EAST 52ND STREET, NEW YORK, NY                                   10022
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(Address of Principal Executive Offices)                            (Zip Code)

                                 (212) 319-4657
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2 - FINANCIAL INFORMATION

         ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

                     On September 28, 2004, Lexington Precision Corporation (the "Company") committed to plan to discontinue the operations of the Company's Lexington Die Casting division ("LDC"), which is a part of the Company's Metals Group segment. The Company decided to discontinue the operations of LDC because of the poor financial performance of LDC over the past several years and reduced expectations for LDC's future financial performance. The Company intends to attempt to sell LDC as a going concern; however, if it is unable to do so, the Company plans to close the operations of LDC during the fourth quarter of 2004 or the first quarter of 2005.

                     The Company is presently evaluating potential buyers for LDC as well as the costs that may be incurred in closing LDC in the event satisfactory terms cannot be reached with a buyer. Further, as described in Item 2.06 below, the Company is also evaluating whether any impairment charge related to LDC is required in the quarter ended September 30, 2004, as a result of the decision to discontinue the operations of LDC.

         ITEM 2.06 MATERIAL IMPAIRMENTS.

                     In connection with the decision to discontinue the operations of LDC (the details of which are described under Item 2.05 above), the Company may incur an impairment charge in the quarter ended September 30, 2004. At the present time, the Company is not able to estimate the amount of the impairment charge, if any, that may be required.






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                                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LEXINGTON PRECISION CORPORATION
                                       -------------------------------
                                                 (Registrant)



Date:   October 4, 2004
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                                       By:  /s/  Dennis J. Welhouse
                                            ------------------------------------
                                                    (Signature)*

                                       Name:  Dennis J. Welhouse
                                       Title: Senior Vice President and Chief
                                               Financial Officer







*Print name and title of the signing officer under his signature.







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